UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT — December 17, 2002

COMMISSION FILE NUMBER 1-6780

RAYONIER INC.

Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329

50 North Laura Street, Jacksonville, Florida 32202
(Principal Executive Office)

Telephone Number: (904) 357-9100

RAYONIER INC.

ITEM 5.    OTHER EVENTS

Incorporated by reference is a press release issued by Rayonier Inc. on December 17, 2002, attached as Exhibit 99.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

See Exhibit Index on Page 3.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

By:	/s/ HANS E. VANDEN NOORT
Hans E. Vanden Noort Vice President and Corporate Controller

December 17, 2002

2

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
99	Press release entitled, Rayonier Confirms	Filed herewith
Potential Land Transaction, issued December 17, 2002

3